Goodwill and intangible assets	12 Months Ended
Dec. 31, 2011
Goodwill and intangible assets [Abstract]
Goodwill and intangible assets

17    Goodwill and intangible assets

(in millions of Canadian dollars)	Goodwill	Cost	Intangible assets Accumulated amortization	Net carrying amount

Balance at December 31, 2009	$155	$52	$(5)	$47
Amortization	–	–	(1)	(1)
Foreign exchange impact	(8)	(3)	–	(3)

Balance at December 31, 2010	$147	$49	$(6)	$43
Amortization	–	–	(2)	(2)
Foreign exchange impact	3	1	–	1

Balance at December 31, 2011	$150	$50	$(8)	$42

As part of the acquisition of DM&E in 2007, CP recognized goodwill of US$147 million on the allocation of the purchase price, determined as the excess of the purchase price over the fair value of the net assets acquired. Since the acquisition, the operations of DM&E have been integrated with CP’s U.S. operations and the related goodwill is now allocated to CP’s U.S. reporting unit. Goodwill is tested for impairment at least once per year as at October 1st. The goodwill impairment test determines if the fair value of the reporting unit continues to exceed its net book value, or whether an impairment charge is required. The fair value of the reporting unit is affected by projections of its profitability including estimates of revenue growth, which are inherently uncertain. The annual test for impairment determined that the fair value of CP’s U.S. reporting unit exceeded the carrying value of the allocated goodwill by approximately 42% (2010 – 40%).

Intangible assets of $42 million (2010 – $43 million), acquired in the acquisition of DM&E, includes the unamortized costs of an option to expand the track network, favourable leases, customer relationships and interline contracts.

The estimated amortization expense for intangible assets for 2012 to 2016 is $1 million each year.